                                 Exhibit 99.3

                                  SCHEDULE OF
                  EMPLOYMENT CONTINUATION INCENTIVE AGREEMENTS
                  --------------------------------------------

        ACC Corp. has executed or will execute Employment Continuation Incentive Agreements ("Agreements") with a number of its officers. Some officers have executed Agreements with a one year term, while others have executed Agreements with a six month term. The provisions of these two Agreements differ only with respect to the term which mentioned in paragraphs 2, 4, 6, 9 and 13. The Agreement with a term for one year is attached hereto. The selection of officers to receive Agreements with a one year term are based on several criteria: (a) minimum of one year service; (b) performance is judged to be above expectations;
(c) loss of officer introduces high risk to the organization. All other officers not meeting all three criteria were or will be extended the Agreement with a six month term./1/ The schedule that follows lists the name and title of each officer who has executed an Agreement, the type of Agreement executed and the date when the Agreement was executed.


ONE YEAR AGREEMENTS:
--------------------

        TITLE                           NAME                                    DATE EXECUTED
        -----                           ----                                    -------------
Chief Operating Officer                 Arunas A. Chesonis                      9/20/89
Chief Financial Officer                 Michael R. Daley                        7/15/92
President USLD                          Michael L. LaFrance                     2/24/94
President TelEnterprises                Steve Dubinik                            8/4/94
President UK Ltd.                       Christopher Bantoft                      7/7/95
V.P. Operations TelEnterprises          Maggs Barrett                            1/1/94
Finance Director UK Ltd.                Raj Raithatha                            7/7/95
General Counsel UK Ltd.                 Michael Taylor                           7/3/95
Commercial Svcs. Director - UK Ltd.     Mae Squier - Dow                        7/27/92
Corporate General Counsel               Daniel Venuti                           1/26/94

SIX MONTH AGREEMENTS:
---------------------

        TITLE                           NAME                                   DATE EXECUTED
        -----                           ----                                   -------------

Controller                              Sharon L. Barnes                       10/12/94
V.P. Human Resources                    George H. Murray                        8/22/94
V.P. Finance - ACC Corp.                John J. Zimmer                          7/28/92
V.P. Sales & Marketing - USLD           Jack Baron                             unexecuted as of this date
V.P. Carrier Sales                      Tab Hebert                             11/10/94
V.P. Finance - USLD                     Michael Tubre                          unexecuted as of this date
V.P. Operations                         Alex Volta                             unexecuted as of this date
V.P. & General Manager - ANTC           Richard Ottalagana                     unexecuted as of this date
Controller - TelEnterprises             Felicity Guest                           8/4/94
V.P. Sales - TelEnterprises             Stuart MacMillan                           1/96
Corporate Counsel - TelEnterprises      Barry Singer                            4/28/94
Director of Marketing                   John Bush                                  1/96
Director of Facility Planning           Joe LaBell                              8/21/92
Director of Engineering & Operations    Richard Padulo                          8/19/92
Assistant Corporate Counsel             Sarah Ayer-Gudell                       7/23/92
Assistant to the Chairman & CEO         Amy L. Cave                             7/14/92
Operations Director - UK Ltd.           David Conner                             4/5/95


--------------------
/1/ Further, although there are slight variations to these agreements by country (i.e., Canada and the United Kingdom), the basic terms of these agreements are the same as those executed in the United States and attached hereto.

                            EMPLOYMENT CONTINUATION
                              INCENTIVE AGREEMENT
                                   (ONE YEAR)

        AGREEMENT made by and between ACC CORP., with its principal executive offices at 400 West Avenue, Rochester, New York 14611, and
________________________, residing at
____________________________________________________, ("Employee").

                                R E C I T A L S:
                                - - - - - - - -
        WHEREAS, the Employee is either commencing employment or has been a key employee of ACC Corp. and/or of one or more of its subsidiaries; and

        WHEREAS, the business environment in which ACC Corp. and its subsidiaries operate is an extremely competitive and constantly changing one, often involving mergers, acquisitions, hostile takeovers and corporate restructurings that can occur with little notice; and

        WHEREAS, in view of this business environment and in view of the valuable contributions that the Employee makes or will make to the business of the Company (as defined below), ACC Corp. desires, through this Agreement, to provide some measure of security to the Employee as an incentive to the Employee to become or remain a key employee of the Company (as defined below) and to labor diligently on its behalf;

        NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.        DEFINITIONS.  The following terms shall have the following
                  -----------
meanings in this Agreement:

        (a)  "Acquiring Entity" shall mean any entity, whether a corporation,
             ----------------
partnership, joint venture, etc., that, as a result of a Change In Control, either directly or indirectly has effective control over the business plans, direction and operations of ACC Corp. This term shall also include any subsidiaries or related entities over which the Acquiring Entity has control, and shall also include any entity that, within one year following a Change In Control of ACC Corp., acquires control over the entity that acquired control of ACC Corp.

        (b) "Benefits" shall mean any and all employee benefits, both taxable
             --------
and non-taxable, including but not limited to: life, health and dental insurance; automobile allowance or leased automobile; cellular telephone; officer's reimbursement fund; relocation reimbursement fund; long distance calling allowance, payment of professional association dues, fees, and licenses; 401(k) Plan matching contributions, or the equivalent dollar value of each such employee benefit. If required by the context, Benefits shall also mean the value or cost to the Company of such Benefits. The term "Benefits" does not include any amounts deemed Compensation, nor the continuation of any disability, health, dental or life insurance coverage beyond the terms of the policies for such insurance as the same may exist on the effective date of an Event of Termination.

        (c) "Change In Control" shall mean a change in control of ACC Corp. of a
             -----------------
nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if in the future Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, a Change In Control shall be deemed to have occurred if and when: (x) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Employee, is or becomes a beneficial owner, directly or indirectly, of securities of ACC Corp. representing a majority of the combined voting power of ACC Corp.'s then outstanding securities (excluding, however, the transfer of any shares beneficially owned by the Employee); or (y) individuals who were members of the Board of Directors of ACC Corp. immediately prior to a meeting of the shareholders of ACC Corp. involving a contest for the election of Directors shall not constitute a majority of the Board of Directors following such election. The effective date of any such Change in Control shall be the closing date of the transaction that results in the Change in Control. The terms of this subparagraph (c) shall also apply to any change in control of any entity that acquires control of an Acquiring Entity within one year following the acquisition by the Acquiring Entity of control of ACC Corp.

        (d) "Company" shall mean ACC Corp. and/or any of its subsidiaries and/or
             -------
affiliates as the same may exist from time to time anywhere in the world, regardless of the laws under which incorporated.

        (e) "Compensation" shall mean the Employee's salary, accrued bonuses, if
             ------------
any, and any stock options held by or awards granted to Employee under the Company's

Employee Long-Term Incentive Plan or other stock option or similar Company plan in effect from time to time, but shall exclude any Benefits.

        (f) "Disability" shall mean the Employee's total inability, due to a
             ----------
mental or physical illness, incapacity or injury, to render his/her full-time services to the Company for any period of 60 consecutive days or, if longer, such period of time as is necessary for the Employee to be deemed "totally disabled" within the meaning of any long-term disability insurance provided by the Company and covering the Employee.

        (g) "Event of Termination" shall mean the termination of Employee's
             --------------------
employment, whether due to a Termination For Cause, a Termination Without Cause, a Change In Control or a Voluntary Termination of Employment by Employee, such that Employee is no longer employed by the Company.

        (h) "Termination For Cause" shall mean that the Company, in its sole
             ---------------------
discretion, terminates Employee's employment due to Employee's personal dishonesty (in relation to his/her employment and duties with the Company), incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation or final cease and desist order, the penalty for which constitutes a felony under applicable law; or any breach of Paragraphs 6 or 7 of this Agreement. For purposes of this paragraph 1(h), no act or failure to act on Employee's part shall be considered "intentionally done" or "willfully done" unless done or omitted to be done by Employee in bad faith and without reasonable belief that such act or omission was in the best interests of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been Terminated For Cause unless and until there shall have been delivered to him/her a copy of a resolution duly adopted by the affirmative vote of a majority of the entire Board of Directors of ACC Corp. (or, in the event that Employee is a Director of ACC Corp., then by the affirmative vote of a majority of the non-employee Directors of ACC Corp. then in office) at a meeting of the ACC Corp. Board of Directors duly called and held for that purpose (after reasonable notice to Employee and an opportunity for Employee, together with his/her counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Employee was guilty of conduct set forth in this paragraph 1(h) and specifying the particulars thereof in reasonable detail.

        (i) "Termination Without Cause" shall mean that the Company, in its sole
             -------------------------
discretion, terminates the Employee's employment not for any reason that would constitute a Termination For Cause, nor as a result of any Change In Control, nor as a result of a Voluntary Termination of Employment by the Employee.

        (j) "Voluntary Termination of Employment by the Employee" shall mean
             ---------------------------------------------------
that the Employee, at his/her volition, leaves his/her employment with the Company not under a circumstance involving a Termination Without Cause, a Termination For Cause, nor a Change In Control.

        2.        VOLUNTARY TERMINATION OF EMPLOYMENT BY EMPLOYEE. In the event
                  -----------------------------------------------
of a Voluntary Termination of Employment by the Employee, he/she shall not be entitled to receive any payments hereunder. Under such circumstances, the Employee shall only be entitled to receive: (a) his/her accrued but unpaid salary and any other nonforfeitable Compensation and Benefits accrued as of the effective date of such Event of Termination; and (b) for the one year period following the effective date of Employee's Voluntary

Termination of Employment, Employee will be deemed to be an "employee" of the Company for purposes of any stock option or similar plans of the Company then in effect, and any stock options that Employee holds under any such plan(s) on the effective date of his/her Voluntary Termination of Employment will continue to vest and be exercisable in accordance with their terms for such one year period.

        3.        TERMINATION OF EMPLOYMENT FOR CAUSE.  In the event that the
                  -----------------------------------
Employee's employment is Terminated For Cause, he/she shall not be entitled to receive any payments hereunder. Under these circumstances, the Employee shall only be entitled to receive his/her accrued but unpaid salary and any other nonforfeitable Compensation and Benefits accrued as of the effective date of such Event of Termination.

        4.        TERMINATION OF EMPLOYEE'S EMPLOYMENT WITHOUT CAUSE.  In the
                  --------------------------------------------------
event that the Company terminates Employee's employment Without Cause, the Employee shall be entitled to receive his/her then-current Compensation and Benefits for one year following the effective date of such Event of Termination; provided, however, that the Employee is and at all times hereunder remains in
--------
compliance with Paragraph 7 hereof. For purposes of this Paragraph 4, the term "Compensation" shall also include the payment (in a lump sum at the end of such year or in equal monthly installments over the course of the next succeeding year, at the Company's election and in either case without interest) of the pro-rated amount of the bonus, if any, that Employee would receive for the calendar year in which this Event of Termination occurs as determined under the Company's Annual Incentive Plan as established by the Executive Compensation Committee of the Company's Board of Directors in advance for that calendar year; such amount to be pro-rated by multiplying the amount of such bonus for the full year by a fraction the numerator of which is the number of months worked by the Employee during that calendar year through the effective date of this Event of Termination and the denominator of which is
12. Such payments shall be made on the Company's normal payroll schedule, except that at any time during such one year period, Employee may give notice to
-----------
the Company or an Acquiring Entity, as the case may be, requesting payment of the remaining amount of his/her Compensation and Benefits in a lump sum payment, which request the Company or the Acquiring Entity may, at their sole discretion, agree to or reject. If this request is agreed to by the Company or the Acquiring Entity, as the case may be, then such lump sum payment shall be paid to Employee within 30 days following receipt of such notice, subject to the Company's receipt of an executed release from the Employee, substantially in the form attached as Exhibit A hereto, prior to the payment of any such lump sum payment. In any event, should Employee commence other employment within such one year period, he/she shall promptly notify the Company or the Acquiring Entity of such event and the Company or the Acquiring Entity may at its option, within 30 days following receipt of such notice, pay the Employee the remaining amount of his/her Compensation and Benefits in a lump sum payment. If the Employee's employment is Terminated Without Cause at any time within one year following a Change in Control, such termination shall automatically be deemed to be a Termination in the Event of a Change in Control, and the Employee shall be entitled to all rights set forth in Paragraph 5 hereof. If Employee should commence other employment with an entity that the Company deems a competitor as described in subparagraph 6(c) below, then the Company shall have the right to stop further payment of any and all Compensation and Benefits that may be payable to the Employee hereunder. Further, in the event of Employee's Termination Without Cause, for so long as Employee is receiving payments of his/her Compensation and Benefits under the terms of this Paragraph 4, Employee will continue to be deemed an "employee" of the Company in all respects (e.g., for life and health insurance, income tax and other such purposes) and any options that Employee holds on the effective date of his/her Termination Without Cause under any stock option plan of the Company will continue to vest and be exercisable in accordance with their terms. At such time as all payments under this Paragraph cease for whatever reason, Employee will no longer be deemed an "employee" of the Company for any such purposes.

        5.        TERMINATION OF EMPLOYEE'S EMPLOYMENT IN THE EVENT OF A CHANGE
                  -------------------------------------------------------------
IN CONTROL.  If, in connection with preparing for, or within one year following,
----------
a Change In Control: (i) the Employee's employment with the Company or the Acquiring Entity is Terminated Without Cause by the Company or the Acquiring Entity; or (ii) the Employee resigns his/her employment with the Company or with the Acquiring Entity upon the occurrence of any of the following:
        (a) A significant change in the nature or scope of Employee's employment duties or authority including, but not limited to, without Employee's prior written consent assigning Employee duties inconsistent with his/her status within the Company or substantially altering Employee's duties and responsibilities so as to render his/her position to be of less dignity, responsibility or scope;

        (b) Employee being required by the Company or the Acquiring Entity, as a condition of employment, to take up permanent residence outside of or to spend more than 25% of his/her time in any location that is more than a 50 mile radius from the Rochester, New York metropolitan area (except for required travel on Company business to an extent substantially consistent with Employee's customary business travel obligations);
        (c) A reduction in Employee's Compensation or Benefits as in effect on the execution date hereof or as the same may be increased from time to time, excluding, however, (i) reductions in bonuses paid from year to year when such bonuses are based upon objective performance criteria (e.g.,
                                                                      ----
     increases in earnings per share, return on equity, etc.) established in advance by the Board of Directors or Executive Compensation or comparable Committee of the Board of ACC Corp. or an Acquiring Entity, as the case may be; and (ii) proportional across-the-board Compensation or Benefits reductions similarly affecting all executives and/or key employees of the Company or the Acquiring Entity, as the case may be; provided, however, that in no event shall Employee's Compensation be reduced below its current annual amount as in effect on the execution date hereof without Employee's prior written consent;
        (d) Failure to grant Employee an annual salary increase reasonably necessary to maintain such salary as comparable to salaries of key employees holding positions equivalent to Employee's in the industry in which the Company's then-principal business activity is conducted;
        (e) Failure by the Company or an Acquiring Entity, as the case may be, to continue in effect any compensation plan, program or arrangement in which Employee then participates unless an equitable arrangement reasonably acceptable to Employee and embodied in an ongoing substitute or alternative plan, program or arrangement has been made with respect to such plan, or the failure to continue Employee's participation therein;
        (f) Any material reduction by the Company or an Acquiring Entity, as the case may be, of any of the Benefits enjoyed by Employee under any of the Company's pension, retirement, profit sharing, savings, life insurance, medical, health and accident, disability or other employee benefit plans, programs or arrangements as in effect from time to time, the taking of any action by the Company or an Acquiring Entity, as the case may be, that would directly or indirectly materially reduce any of such Benefits or deprive Employee of any such Benefits, or the failure by the Company or an Acquiring Entity, as the case may be, to provide Employee with the number of paid vacation days to which he/she is entitled on the basis of years of service with the Company in accordance with its normal vacation policy; provided, however, that this subparagraph shall not apply to any proportional across-the-board reduction or action similarly affecting all executives and/or key employees of the Company or an Acquiring Entity, as the case may be;
        (g) Failure of the Company to obtain a satisfactory agreement from any Acquiring Entity to assume and agree to perform this Agreement;

then the Employee shall be entitled to receive his/her then-current Compensation and Benefits as were in effect immediately prior to any such Change In Control for one year following the effective date of such resignation or Termination Without Cause; provided, however, that the Employee is and at all times
               --------
hereunder remains in compliance with Paragraph 7 hereof. For purposes of this Paragraph 5, the term "Compensation" shall also include the payment (in a lump sum by the end of such year or in equal monthly installments over the course of the next succeeding year, at Employee's election and in either case without interest) of the amount of the bonus that Employee would receive for the full calendar year in which this Event of Termination occurs based on the "Maximum" amount of such bonus as determined under the Company's Annual Incentive Plan as established by the Executive Compensation Committee of the Company's Board of Directors in advance for that calendar year. Such payments shall be made on the normal payroll schedule of the Company or the Acquiring Entity, as the case may be, except that at any time during such one year period, Employee shall have the
    -----------
right, upon notice to the Company or an Acquiring Entity, as the case may be, to elect to be paid the remaining amount of his/her Compensation and Benefits in a lump sum payment, which the Company or the Acquiring Entity must then pay to Employee within 30 days following receipt of such notice, subject to receipt by the Company or the Acquiring

Entity of an executed release from the Employee, substantially in the form attached as Exhibit A hereto, prior to the payment of such lump sum payment. In no event shall the compensation to which the Employee is entitled under this Paragraph be less than the greater of (i) Employee's then-current Compensation and Benefits as were in effect immediately prior to the effective date of such resignation or Termination Without Cause, or (ii) Employee's then-current Compensation and Benefits as were in effect immediately prior to the date of the Change In Control. Additionally, Employee shall be entitled to receive the same treatment with respect to any options that he/she may hold under the ACC Corp. Employee Long- Term Incentive Plan at the time that such a Change In Control occurs as that accorded to other similarly situated key employees of the Company regardless of whether they remain employees of the Company or the Acquiring Entity or are deemed to be Terminated due to a Change In Control.

        6.        COVENANT NOT TO COMPETE.  Employee hereby covenants and agrees
                  -----------------------
that, while employed by the Company during the term of this Agreement, and for one year following a Termination For Cause or a Voluntary Termination of Employment by the Employee:
        (a) He/she will not, for himself/herself or on behalf of any other person, firm, partnership or corporation call upon any customer of the Company for the purpose of soliciting or providing to such customer any products or services which are the same as or substantially similar to those provided to customers by the Company. For purposes of this Agreement, "Customers of the Company" shall include, but not be limited to, all customers contacted or solicited by the Company or the Employee within twelve months prior to any termination of this Agreement;
        (b) Employee will not, directly or through another person or entity, for himself/herself or on behalf of any other person, firm, partnership or corporation, directly or indirectly, seek to persuade any director, officer, or employee of the Company to discontinue that individual's status or employment with the Company; and
        (c) Employee will not, directly or indirectly, alone or as an employee, independent contractor of any type, partner, officer, director, creditor, substantial (i.e., 5% or greater) stockholder or holder of any option or right to become a substantial stockholder in any entity or organization, engage (i) within the Company's principal geographic area(s) of operation or (ii) in substantial and direct competition with any other business operation actively conducted by the Company, in any business pertaining to the sale, distribution, manufacture, marketing, production or provision of products or services similar to or in competition with any products or services produced, designed, manufactured, sold, distributed or rendered, as the case may be, by the Company; nor for the same period of time, within the same areas and under the same conditions as previously set forth, shall the Employee advance credit, lend money, furnish quarters or give advice, directly or indirectly, to any person, corporation or business entity of any kind (other than the Company) which is engaged in any such business or operation, nor shall he/she, directly or indirectly, ship or cause to be shipped or have any part in the shipping of such products to any point within said areas for the purposes of resale; provided, however, that nothing contained in this paragraph shall prevent the Employee from investing in corporate securities which are traded on a recognized stock exchange. It shall not be a breach or a threat of a breach of subparagraphs 6(b) or 6(c) of this Agreement for Employee to explore or seek employment, including employment with a business of a type described in this subparagraph, for him or herself.
        (d) If any of the restrictions on competitive activities contained in this Paragraph 6 shall for any reason be held by a court of competent jurisdiction to be excessively broad as to duration, geographical scope, activity or subject, such restrictions shall be construed so as to thereafter be limited or reduced to be enforceable to the extent compatible with applicable law as it shall then exist; it being understood that by the execution of this Agreement the parties hereto regard such restrictions as reasonable and compatible with their respective rights and expectations.
        (e) Additionally, if any conduct prohibited by this Paragraph 6 is approved by ACC Corp.'s Board of Directors, then such conduct shall not constitute a breach of this Agreement.

        7.        TRADE SECRETS; NON DISPARAGEMENT.  Except as may be required
                  --------------------------------
by his/her employment with the Company, the Employee will not at any time or in any manner, directly or indirectly, divulge, disclose or communicate to any person, firm, corporation, organization or entity any information concerning matters affecting or relating to the services, marketing, contractual relationships, long range plans, products, processes, formulas, inventions, discoveries, devices or other business of the Company or of its customers. The Employee will likewise hold inviolate and keep secret all knowledge or information acquired by him/her concerning the names of the Company's customers, their addresses, the prices the Company obtains or has obtained from them for its goods or services, all knowledge or information acquired by him/her concerning the products, formulas, processes, methods of manufacture and distribution and all other trade secrets of such customers. In addition, the Employee shall make no disclosure, directly or indirectly, of any financial information, contractual relationships, policies, past or contemplated future actions or policies of the Company, personnel matters, marketing or sales data, technical data or specifications and written or oral communications of any sort of the Company or any of its customers which have not previously been disclosed to the general public with the Company's consent or without first obtaining the consent of the Company for such disclosure. Upon the occurrence of any Event of Termination, the Employee or his/her representatives shall immediately deliver to the Company all notes, notebooks, letters, papers, drawings, memos, communications, blueprints or other writings or data relating to the business of the Company or
its customers.   Additionally, Employee shall not in any way publicly disparage the Company at any time or he/she shall not be entitled to receive payment of any further Compensation and Benefits otherwise payable hereunder. Likewise, neither the Company nor any Acquiring Entity shall in any way publicly disparage the Employee at any time. (For purposes of this Agreement, however, the commencement of any legal proceedings involving matters such as Employee's performance, conduct, etc., shall not constitute "disparagement.")

        8.        INJUNCTIVE RELIEF.
                  -----------------
        (a) Because the Employee shall acquire by reason of his/her employment and association with the Company an extensive knowledge of the Company's trade secrets, customers, procedures, and other confidential information, the parties hereto recognize that in the event of a breach or threat of breach by the Employee of the terms and provisions contained in Paragraphs 6 or 7 hereof, compensation alone to the Company would not be a adequate remedy for a breach of those terms and provisions. Therefore, it is agreed that in the event of a breach or threat of a breach of the provisions of Paragraphs 6 or 7 by the Employee, the Company shall be entitled, in addition to (i) terminating further payment of any Compensation and Benefits that may be payable to the Employee hereunder and (ii) provable damages, to an immediate injunction from any court of competent jurisdiction restraining the Employee from committing or continuing to commit a breach of such provisions without the showing or proving of actual damages. Any preliminary injunction or restraining order shall continue in full force and effect until any and all disputes between the parties regarding this Agreement have been finally resolved on the merits by settlement or by a court of law.

        (b) In the event of a breach or threat of a breach of the provisions of Paragraphs 6 or 7 by the Employee, the Company can, upon ten days' advance notice to Employee, terminate further payment of any and all Compensation and Benefits that may be payable to the Employee hereunder, regardless of whether the Company seeks or obtains injunctive relief under subparagraph 8(a) above.

        9.        SPECIAL PROVISIONS IN EVENT OF DISABILITY OR DEATH.
                  --------------------------------------------------
        (a) During the term hereof, in the event that the Employee becomes Disabled as defined in this Agreement, but for meeting the requirement that such a condition persist for a minimum of 60 consecutive days, then the Company agrees that it will not, except in a situation constituting a Termination For Cause, terminate the Employee's employment or otherwise act so as to deprive the Employee of his/her eligibility to receive benefits under any Company-provided disability insurance policy. In all such circumstances, however, the Company retains the right to Terminate the Employee For Cause, at any time.
        (b) If the Employee is Terminated Without Cause after he/she begins receiving disability insurance payments under any Company-provided disability insurance policy, then he/she shall also be entitled to receive the one year of Compensation and Benefits payable in the event of a Termination Without Cause, limited, however, to the net amount, if any, by which such termination payments,
-------  -------
on a monthly basis, exceed the monthly benefits payable to the Employee under such disability insurance policy.
        (c) In the event that the Employee is Terminated Without Cause while Disabled as described in subparagraph (b) above, or in the event that the Employee dies during the term hereof, then the Employee or his/her estate, as the case may be, shall be entitled to the following benefit. Upon the occurrence of either such event, all unexercised stock options that the Employee may hold on that date under ACC Corp.'s Employee Long-Term Incentive Plan shall automatically be deemed fully exercisable for a period of one year following the occurrence of such event, subject, however, to the original term of the option grant(s), if shorter (the "Exercisability Period"). If at any time or from time to time during this Exercisability Period the Employee or his/her estate, as the case may be, desires to exercise any of such stock options, then he/she or his/her estate shall so notify ACC Corp., stating specifically the number of options being exercised, and shall comply with the other requirements of such Plan in effecting such exercise(s).

        (d) The provisions of this Paragraph 9 shall not apply, except as provided above in this Paragraph 9, in the event that any Event of Termination under this Agreement shall first occur. Additionally, the Employee shall only be entitled to receive the Benefits provided by this Paragraph 9 if he/she is and at all times hereunder remains in compliance with Paragraphs 6 and 7 hereof.

        10.       SUPERSEDING OF OTHER OUTSTANDING EMPLOYMENT OR CONTINUATION
                  -----------------------------------------------------------
AGREEMENTS.  Upon its execution, this Agreement shall be in full force and
----------
effect and shall automatically supersede any prior employment agreements or prior Employment Continuation Incentive Agreements then in effect between the Company and the Employee. Each party hereto also hereby waives and releases any claims it may have against the other arising under any such agreement that is superseded hereby. However, if the Employee is a party to an Indemnification Agreement with ACC Corp., that agreement is unaffected by this Paragraph and remains in full force and effect in accordance with its terms.

        11.       TERM.  The term of this Agreement shall begin on the later to
                  ----
occur of the date of execution hereof or the date on which the Employee commences his/her full-time employment with the Company (the "Effective Date") and shall terminate on the last day of the calendar month which is twelve calendar months following the month in which the Effective Date falls, unless further extended as follows: Commencing on the last day of the calendar month next following the month in which the Effective Date falls, and on the last day of each succeeding calendar month thereafter, the term of this Agreement shall automatically be extended, without further action by either party hereto, for one additional month unless one party provides the other with at least 30 days notice that it does not wish to extend the term of this Agreement. In the event that such termination notice is given, this Agreement shall then terminate on the last day of the calendar month that is twelve calendar months following the date such notice is effective. The undersigned Employee who is a party to this Agreement shall have the sole discretion to deem a termination of this Agreement by the Company or an Acquiring Entity, as the case may be, to constitute a Termination Without Cause hereunder, unless all such Agreements with all key employees are collectively and simultaneously terminated. No rights to receive any Compensation or Benefits accrued under this Agreement shall be extinguished by its termination.

        12.       AUTOMATIC RESIGNATION.  By signing this Agreement, the
                  ---------------------
Employee specifically agrees that without further action on the part of either party hereto, upon the occurrence of any Event of Termination hereunder, the Employee shall automatically be deemed to have resigned as an officer and director of ACC Corp. and all of its subsidiaries and affiliates.

        13.       SURVIVAL.  The provisions of Paragraph 6, Covenant Not To
                  --------                                  ---------------
Compete, shall survive for one year following any Termination For Cause or
-------
Voluntary Termination of Employment by the Employee; the provisions of Paragraph 7, Trade Secrets, shall indefinitely survive the termination of this Agreement,
   -------------
and the provisions of Paragraphs 8, Injunctive Relief, and 15, General Terms,
                                    -----------------          -------------
shall survive the termination of this Agreement for so long as necessary to enable the Company to enforce any of the provisions of Paragraphs 6, 7 or 8 hereof.

        14.       BASE SALARY AND BENEFITS.  During the term of this Agreement,
                  ------------------------
the Employee's Compensation shall not be reduced, nor shall the Employee's Company-provided

Benefits be reduced, except as part of a Company-wide proportional reduction of Compensation or of such Benefits for all key employees of the Company.

        15.       GENERAL TERMS.
                  -------------
        (a) Notices.  Any notice required or desired to be given hereunder shall
            -------
be in writing and shall be deemed to have been duly given (i) upon hand delivery, or (ii) on the third day following delivery to the U.S. Postal Service as certified mail, return receipt requested and postage prepaid, or (iii) on the first day following delivery to a recognized overnight courier service, fee prepaid, return receipt or other confirmation of delivery requested. Any such notice shall be delivered or directed to a party at its address previously set forth in this Agreement or to such other address as a party may specify by notice given to the other party hereto in accordance with the provisions of this paragraph.
        (b) Binding Effect.  This Agreement and the rights and obligations
            --------------
contained herein shall be binding upon and inure to the benefit of the Company, its successors and assigns, including any Acquiring Entity, and upon the Employee, his/her legal representatives, heirs and distributees.
        (c) Modifications; Waiver.  Any modification or waiver of this Agreement
            ---------------------
must be in writing and signed by both parties to be effective. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
No course of dealing between the parties hereto will be deemed effective to modify, amend or discharge any part of this Agreement or the rights or obligations of either party hereunder.

        (d) Entire Agreement.  This Agreement contains the entire understanding
            ----------------
between the parties hereto and supersedes any prior understanding, memoranda or other written or oral agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Agreement which are not fully expressed herein.
        (e) Partial Invalidity.  The invalidity or unenforceability of any
            ------------------
particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.
        (f) Applicable Law.  This Agreement shall be construed and enforced in
            --------------
accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within New York State, without giving effect to conflict of laws principles.
        (g) Jurisdiction and Venue.  In the event that any legal proceedings are
            ----------------------
commenced in any court with respect to any matter arising under this Agreement, the parties hereto specifically consent and agree that the courts of the State of New York and/or the Federal Courts located in the State of New York shall have jurisdiction over each of the parties hereto and over the subject matter of any such proceedings, and the venue of any such action shall be in Monroe County, New York and/or the U.S. District Court for the Western District of New York.
        (h) Headings.  The headings contained in this Agreement are inserted for
            --------
convenience only and do not constitute a part of this Agreement.

        (i) Counterparts.  This Agreement may be executed in more than one
            ------------
counterpart, each one of which will be deemed an original and all of which shall constitute one and the same instrument.
        (j) Assignment.  The Employee may not assign any of his/her rights,
            ----------
duties or obligations hereunder without the prior written consent of ACC Corp. However, ACC Corp. may assign any of its rights, duties or obligations hereunder to any of its subsidiaries or affiliates from time to time in its sole discretion.
        (k) Remedies.  All rights and remedies of the Company or the Employee,
            --------
whether provided for herein or by operation of law, are cumulative and may be exercised singularly or concurrently, and the exercise of any such remedy shall not be deemed an election of remedies so as to preclude the election of any other remedy.
        (l) Named Fiduciary.  The Board of Directors of ACC Corp. or of an
            ---------------
Acquiring Entity, as the case may be, is hereby designated as the named fiduciary ("Named Fiduciary") under this Agreement. The Named Fiduciary shall have authority to operate and administer this Agreement, and it shall be responsible for establishing and carrying out a funding policy, if any, and method consistent with the objectives of this Agreement.
        (m) Claims Procedure.  The Named Fiduciary shall make all determinations
            ----------------
regarding disputes between the Company or the Acquiring Entity, as the case may be, and the Employee as to the Employee's rights under this Agreement. Any such determination by the Named Fiduciary shall be stated in writing and delivered or mailed to the Employee or his/her estate, as the case may be, within 30 days following the Company or the Acquiring Entity becoming aware of such dispute. This communication shall set forth the specific reason(s) for the determination, written to the best of the Named Fiduciary's ability in a manner that can be understood without legal or actuarial counsel. In addition, the Named Fiduciary shall afford a reasonable opportunity to the Employee or his/her estate, as the case may be, for a full and fair review of the determination. If Employee or his/her estate disagrees with the determination, or any part thereof, or if a determination is not received by the Employee or his/her estate within the 30 day period set forth above, then Employee or his/her estate may seek judicial relief.
        (n) Disputes.  Notwithstanding anything to the contrary contained
            --------
herein, in the event of a dispute over Employee's entitlement to or level of Compensation and/or Benefits under this Agreement, the Company or the Acquiring Entity, as the case may be, shall be required to commence and continue providing to the Employee until final resolution of such dispute all Compensation and Benefits contemplated by Paragraph 5 hereof as if there were no dispute;

provided, however, that Employee is and at all times hereunder remains in
--------
compliance with Paragraph 7 hereof. Neither the Company nor the Acquiring Entity shall have any right to require Employee or his/her estate, as the case may be, to repay or reimburse the Company or the Acquiring Entity for any Compensation or Benefits received by the Employee.


        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of ___________________, 199_.

     EMPLOYEE:                                       ACC CORP.


_______________________________                      By: __________________
             Name

                                                     Title: _______________

                                   EXHIBIT A

                                     [Date]


[Name and Address
of Employee]

Dear_________________:

        You and ACC Corp. (the "Company") are parties to an Employment Continuation Incentive Agreement ("ECIA") dated ___________, 199_. You have requested a lump-sum payment of all remaining Compensation and Benefits (as those terms are defined in your ECIA) payable to you under the terms of your ECIA, pursuant to either Paragraph 4 or Paragraph 5 thereof. In consideration for the receipt of such lump-sum payment from the Company, you hereby agree to the following:

        1) This Agreement is intended to settle fully and finally all claims, controversies, disputes and other matters between you and the Company. Accordingly, as a material inducement to the Company to enter into this Agreement and in consideration for the above lump-sum payment, you agree to forever release, acquit and discharge the Company, and its employees, officers, representatives, attorneys, directors and shareholders and their predecessors, successors and assigns from and against any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected and all claims for attorney's fees, costs, disbursements, and expert witness fees which you now have, own or hold or claim to have, own or hold or which you owned or claimed to have, own or hold, including, but not limited to those relating to or arising out of:

        (a) your employment with the Company;

        (b)    your termination of employment with the Company;

        (c) claims relating to wages, payments and benefits except as set forth herein;

        (d) the New York Labor Law, the New York State Human Rights Law, the New York State Lawful Activities Act, Title VII of the Civil Rights Act of 1964, Title IX of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, the Age Discrimination in Employment Act of 1967, as amended, the Older Workers Benefit Protection Act of 1990, the Rehabilitation Act of 1973, the Fair Labor Standards Act, the

               Occupational Safety and Health Act, the Americans with Disabilities Act, Federal Executive Order 11246 and all amendments thereto, the Family and Medical Leave Act, New York Civil Rights Law (S)(S) 70-a, and all regulations pertaining to all such laws;

        (e)    any other federal, state or local law, rule or regulation; and

        (f) all tort claims and all claims of wrongful or unjust termination, defamation, prima facia tort, breach of or interference with contract, promissory estoppel, intentional infliction of emotional distress or breach of any express or implied covenant of good faith and fair dealings.

You agree that the Company shall not have any obligation to you other than as set forth in your ECIA for any other monies or benefits including, but not limited to, salary, benefits, bonus, or vacation or any obligation set forth in any agreement of employment or other agreement with the Company, whether such agreement may be express or implied.

        2. This Agreement shall not in any way be construed as an admission by the Company that it or its officers, directors or employees have acted wrongfully with respect to you or that you have any rights whatsoever against the Company or its officers, directors or employees. This Agreement shall not in any way be construed as an admission by you of any wrongdoing.

        3. If you breach this Agreement, you acknowledge that all monies to be paid by the Company hereunder shall immediately cease, and you shall immediately return all monies paid pursuant to this Agreement and your ECIA. These rights are in addition to all other rights or remedies provided to the Company in law or in equity by reason of your breach.

        4. You are hereby advised of your right to consult with an attorney before signing this Agreement and acknowledge that you have been given the opportunity to consult with an attorney before signing it. Further, you acknowledge that, as this Agreement was an Exhibit to your ECIA at the time you signed your ECIA, you have had a draft of this Agreement for more than 21 days to review it and consider its terms. Additionally, you understand that you can revoke this Agreement at any time within seven days following your execution of it, by written revocation notice to the Company sent certified mail, return receipt requested. Therefore, you understand and agree that the Company will not make any payment of the lump-sum you have hereby requested until 28 days have passed from the date the Company receives this Agreement signed by you.

        Your signature below indicates your acceptance of this Agreement and shall cause this Agreement to be binding upon you, your heirs, representatives and assigns. Your signature shall also signify that you have read and understand the Agreement, and that you either have reviewed it with your attorney or have elected not to do so.

                                                     Very truly yours,

                                                     ACC Corp.

                                                     By: ____________________

                                                     Title: _________________

Accepted and Agreed to on this
      __________ day of __________________________________, 199_



_________________________
Employee